BALANCE SHEETS - USD ($) $ in Thousands	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
CURRENT ASSETS:
Cash and cash equivalents		$ 2	$ 20
Prepaid expenses	$ 4	4
Total Current assets	4	6	$ 20
TOTAL ASSETS	4	6	20
CURRENT LIABILITIES:
Account payables	7	7	7
Accounts payable to related party	50	50	50
Promissory note from shareholder	26	23	13
Total current liabilities	83	80	70
Total liabilities	$ 83	$ 80	$ 70
COMMITMENTS AND CONTINGENCIES
SHAREHOLDER' DEFICIT:
Preferred stock, par value $0.001 per share, 5,000,000 shares authorized, none issued and outstanding
Common stock, par value $0.001 per share, 45,000,000 shares authorized, 9,054,000 shares issued and outstanding	$ 9	$ 9	$ 9
Additional paid-in capital	87	78	39
Accumulated deficit	(175)	(161)	(98)
Total shareholders' deficit	(79)	(74)	(50)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$ 4	$ 6	$ 20